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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                                COLUMBIA BANCORP
               (Exact Name of Registrant as Specified in Charter)

          MARYLAND                     000-24302               52-1545782
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)

              7168 Columbia Gateway Drive, Columbia, Maryland 21046
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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SECTION 2.  FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition":

         On January 26, 2006 Columbia Bancorp issued a press release reporting fourth quarter 2005 financial results. The press release is attached hereto as
Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

   (a) Not applicable

   (b) Not applicable

   (d) Exhibits

    Exhibit    Description
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    99.1       Press Release issued January 26, 2006, filed herewith.


                         (Signature on following page.)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COLUMBIA BANCORP

                                                      /s/ John A. Scaldara, Jr.
                                                      --------------------------
                                               Name:  John A. Scaldara, Jr.
                                               Title: President and COO


Date:  January 26, 2006

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                                INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
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Exhibit 99.1    Press Release dated January 26, 2006.

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